                                                                  EXHIBIT 10.203



                               FOURTH AMENDMENT TO
                INTERVAL RECEIVABLES LOAN AND SECURITY AGREEMENT



               THIS FOURTH AMENDMENT TO INTERVAL RECEIVABLES LOAN AND SECURITY AGREEMENT (the "Fourth Amendment") is made as of the 22nd day of December, 1999 by and between Heller Financial, Inc., a Delaware corporation ("Lender") whose address is 500 West Monroe Street, Chicago, Illinois 60661 and Preferred Equities Corporation, a Nevada corporation ("Borrower") whose address is 4310 Paradise Road, Las Vegas, Nevada 89109.

               WHEREAS, the parties entered into that certain Interval Receivables Loan and Security Agreement dated March 28, 1996, as amended by that certain Amendment to Interval Receivables Loan and Security Agreement dated December 23, 1997, that certain Second Amendment to Interval Receivables Loan and Security Agreement dated July 7, 1998, and that certain Amendment No.2 to Interval Receivables Loan and Security Agreement dated March 1, 1999 (collectively and as amended hereby, the "Agreement"); and

               WHEREAS, the parties desire to further amend the Agreement pursuant to the terms and conditions as set forth herein.

               NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

               1. The Recitals set forth above are true and correct and incorporated herein by reference.

               2. The term "Overlook Repayment" shall mean the receipt by Lender of all outstanding amounts due Lender under that certain Interval Receivables Loan and Security Agreement between Borrower and Lender and dated as of the 6th day of August 1996, as modified by that certain First Modification to the Interval Receivables Loan and Security Agreement dated as of the 7th day of July 1998, and that certain Acquisition and Renovation Loan Agreement between Borrower and Lender and dated as of the 6th day of August 1996, as modified by that certain First Modification to the Acquisition and Renovation Loan Agreement dated as of the 7th day of July 1998, and any further amendments, modifications and substitutions therefor.

               3. Section 1.6 regarding Commitment Fee is hereby amended by adding the following thereto:

               An additional commitment fee in the amount of Eighty-Seven Thousand Five Hundred Dollars and No/100 ($87,500.00) shall be deemed fully earned and payable as of the date hereof, and shall be paid at the time when such amount is withheld by Lender from disbursements of the Acquisition Commitment as follows: Forty-Three Thousand Seven Hundred Fifty Dollars and No/100 ($43,750.00) of the additional commitment fee shall be withheld from disbursement of the first One Million Dollars and No/100 ($1,000,000.00) of the First Supplemental Acquisition Commitment (as defined in the Acquisition and Construction Loan Agreement) and the remaining Forty-Three Thousand Seven Hundred Fifty Dollars and No/100 ($43,750.00) of the additional commitment fee shall be withheld from disbursement of the second One Million Dollars and No/100 ($1,000,000.00) of the First Supplemental Acquisition Commitment.

               4. The defined term "Acquisition and Construction Loan" shall refer to the loan by Lender to Borrower evidenced in part by the Acquisition and Construction Loan Agreement dated March 27, 1996, as amended by that certain Amendment to Acquisition and Construction Loan Agreement dated December 23, 1997, that certain Second Amendment to Acquisition and Construction Loan Agreement dated July 7, 1998, and that certain Third Amendment to Acquisition and Construction Loan Agreement of even date herewith, which together provide an Acquisition Loan Commitment in the maximum aggregate amount of $7,805,000.00, secured by a mortgage on the Resort, and made by Lender to finance a portion of the purchase price of the Resort (the "Acquisition Loan") and a Renovation Loan Commitment in the maximum aggregate amount of $4,522,000.00 (of which a maximum principal amount of $2,500,000.00 shall be outstanding at any time) secured by a mortgage on the Resort and made by Lender to finance the upgrade, refurbishment, furnishing and renovation of the Resort and the Units (the "Construction Loan"). The Acquisition and Construction Loan is further evidenced by, inter alia, an Acquisition Promissory Note, Revolving Renovation Promissory Note, Mortgage and Guaranty.

               5. The definition of Availability shall be deleted in its entirety and replaced with the following:

        At all times during the Revolving Period, Availability shall be the lesser of:

        (a) $18,000,000.00 minus the sum of (i) Advances then outstanding, plus
(ii) the then outstanding principal balance of the Acquisition Loan, plus (iii) the then outstanding principal balance of the Construction Loan; or

        (b) the sum of (i) an amount equal to 75% of the principal balance of Eligible Notes Receivable to be assigned to Lender in connection with any then current Advance upon which the Purchaser thereunder has not theretofore made the first three (3) monthly payments, plus (ii) an amount equal to 85% of the principal balance of those Eligible Notes Receivable to be assigned to Lender in connection with any then current Advance upon which the Purchaser thereunder has theretofore made the first three (3) monthly payments in a timely manner;

provided, however, at all times during the portion of the Revolving Period that follows Lender's receipt of the Overlook Repayment, if at all, Availability shall be the lesser of:

        (a) $30,000,000.00 minus the sum of (i) Advances then outstanding, plus
(ii) the then outstanding principal balance of the Acquisition Loan, plus (iii) the then outstanding principal balance of the Construction Loan; or

        (b) an amount equal to 85% of the principal balance of Eligible Notes Receivable to be assigned to Lender in connection with any then current Advance.

After expiration of the Revolving Period, Availability shall in all cases be zero (0).

               6. The definition of Loan shall be deleted in its entirety and replaced with the following:

               The Eighteen Million Dollars and No/100 ($18,000,000.00) credit facility described in this Agreement, which upon satisfaction of certain conditions precedent as set forth in the Agreement shall become a Thirty Million Dollars and No/100 ($30,000,000.00) credit facility.

               7. The definition of Maturity Date shall be deleted in its entirety and replaced with "June 30, 2006."

               8. The definition of Maximum Exposure shall be deleted in its entirety and replaced with the following:

               The amount by which (a) the lesser of (i) $18,000,000.00, or (ii) the sum of (A) 75% of the outstanding principal balance of all Financed Notes Receivable upon which the Purchaser thereunder has not theretofore made the first three (3) monthly payments, plus (B) 85% of the outstanding principal balance of all Financed Notes Receivable upon which the Purchaser thereunder has theretofore made the first three (3) monthly payments in a timely manner; exceeds (b) the aggregate outstanding principal balances of the Acquisition and Construction Loan;

        provided, however, that upon and after Lender's receipt of the Overlook Repayment, if at all, Maximum Exposure shall be the amount by which (a) the lesser of (i) $30,000,000.00, or (ii) 85% of the outstanding principal balance of all Financed Notes Receivable; exceeds (b) the aggregate outstanding principal balances of the Acquisition and Construction Loan.

               9. The defined term Note is hereby amended to add to the end thereof the phrase "together with all amendments, modifications and substitutions thereof."

               10. The defined term Permitted Exceptions is hereby amended to add the following to the end thereto:

               At such time as the Resort is expanded to include additional property, the acquisition of which was financed under the Acquisition and Construction Loan, Borrower and Lender shall execute an exhibit to this Agreement setting forth the exceptions to title applicable to such portion of the Resort.

               11. For purposes of clarification, all references to the term Revolving Period within the definition of Prepayment Premium shall be deemed to refer to the amended definition of Revolving Period as set forth herein.

               12. The defined term Resort is hereby amended to add the following to the end thereto:

               together with any timeshare vacation resort located on property, the acquisition of which was financed under the Acquisition and Construction Loan and for which Borrower and Lender shall execute an exhibit to this Agreement setting forth the legal description thereof, including all related common elements, limited common elements, parking areas and other amenities, to be established by the Declaration.

               13. The defined term Revolving Period is hereby amended to provide that the Revolving Period is currently in effect as of the date of this Amendment and shall end on June 30, 2001.

               14. In connection with this Amendment, Borrower hereby certifies that (a) all Borrower's representations, warranties, covenants and agreements contained in the Agreement are true and correct and in full force and effect as of the date hereof with the exception that (i) the Financial Statements referenced in Section 4.3 of the Agreement are true, correct and complete as reflected in the quarterly financial report dated May 31, 1999, and the monthly financial report dated July 31, 1999, and (ii) there are no material adverse changes to the information reflected in the disclosure of litigation matters concerning PEC and dated October 6, 1999 and attached hereto as Exhibit "A", (b) as of the date hereof there are no Events of Default thereunder, and (c) all of the Loan Documents as defined therein are in full force and effect.

               15. Except as modified by this Amendment, all other terms and conditions of the Agreement and other Loan Documents shall remain in full force and effect. Should Borrower currently be in default under the Agreement, which default would not have existed if this Amendment were effective, such default is hereby waived.

               16. As consideration for, and as a mutual inducement to Lender entering into this Amendment, Borrower hereby waives and releases any and all setoffs, counterclaims and defenses it has of the date hereof with respect to the Loans and performance by Lender under the Loan Documents, and hereby acknowledges that Lender has fully performed all of its obligations and is not in default under the Loan Documents. Execution of this Amendment shall not be deemed to constitute a waiver or release by Lender of any its rights or remedies under the Loan Documents.

               IN WITNESS whereof the parties have executed this Agreement as of the date above.



PREFERRED EQUITIES CORPORATION,             HELLER FINANCIAL, INC., a
a Nevada corporation                        Delaware corporation


By:  /s/ JON A. JOSEPH                      By:
     -----------------------------              -----------------------------

         Jon A. Joseph
----------------------------------          ---------------------------------
Print Name                                  Print Name

Its:       Vice President                   Its:
    ------------------------------             ------------------------------



                                            APPROVED BY GUARANTOR:

                                            MEGO FINANCIAL CORP., a
                                            New York corporation


                                            By: /s/ JON A. JOSEPH
                                               ------------------------------

                                                     Jon A. Joseph
                                           ----------------------------------
                                           Print Name

                                            Its:     Vice President
                                                -----------------------------
deemed to constitute a waiver or release by Lender of any its rights or remedies under the Loan Documents.

               IN WITNESS whereof the parties have executed this Agreement as of the date above.



PREFERRED EQUITIES CORPORATION,             HELLER FINANCIAL, INC., a
a Nevada corporation                        Delaware corporation


By:  /s/ JON A. JOSEPH                      By: /s/ DENNIS K. HOLLAND
     -----------------------------              -----------------------------

         Jon A. Joseph                              Dennis K. Holland
----------------------------------          ---------------------------------
Print Name                                  Print Name

Its:  Vice President                        Its:  Senior Vice President
    ------------------------------              -----------------------------




                                            APPROVED BY GUARANTOR:

                                            MEGO FINANCIAL CORP., a
                                            New York corporation


                                            By: /s/ JON A. JOSEPH
                                               ------------------------------

                                                     Jon A. Joseph
                                           ----------------------------------
                                           Print Name

                                            Its:     Vice President
                                                -----------------------------

                                   EXHIBIT "A"

                         LITIGATION DISCLOSURE SCHEDULE




                                       6